Subsequent Events	12 Months Ended
Dec. 31, 2017
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Subsequent Events

Note 30: Subsequent Events

Proposed Financial & Risk strategic partnership

On January 30, 2018, the Company signed a definitive agreement to enter into a strategic partnership with private equity funds managed by Blackstone. Canada Pension Plan Investment Board and an affiliate of GIC will invest alongside Blackstone. As part of the transaction, the Company will sell a 55% majority stake in its Financial & Risk business and will retain a 45% interest in the business. The Company expects to receive approximately $17 billion in gross proceeds at closing (subject to purchase price adjustments). The transaction is expected to close in the second half of 2018 and is subject to specified regulatory approvals and customary closing conditions. The Company expects to record a pre-tax gain on the transaction at the time of closing.

Financial & Risk will be reported as a discontinued operation beginning with the first quarter of 2018. Reuters News business will become a reportable segment in 2018.

Following the closing of the transaction and any subsequent issuer bid/tender offer, Woodbridge’s ownership interest in the Company is expected to be between 50% to 60%.

2018 dividends

In January 2018, in connection with announcing a proposed strategic partnership for its Financial & Risk business, the Company’s board of directors approved maintaining the Company’s dividend at its current level of $1.38 per common share (on an annualized basis). A quarterly dividend of $0.345 per share was paid on March 15, 2018 to shareholders of record as of February 22, 2018.